UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2016

THE KEYW HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400
Hanover, Maryland 21076
(Address of principal executive offices) (Zip Code)

(443) 733-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 4, 2016, Hexis Cyber Solutions, Inc. (“Hexis”), a wholly-owned subsidiary of The KEYW Holding Corporation (“KEYW” or the “Company”), completed the sale of Hexis’ HawkEye G business and product line (the “HawkEye G Business”), including all of the contracts necessary to perform the HawkEye G Business, intellectual property rights relating to such contracts, and certain tangible property, records, files and other assets, to WatchGuard Technologies, Inc. (“WatchGuard”).

Previously, on May 2, 2016, Hexis and Hexis’ wholly-owned subsidiary SenSage, Inc. completed the sale of all of Hexis’ HawkEye AP business and product line (the “HawkEye AP Business”), including all of the contracts necessary to perform the HawkEye AP Business, intellectual property rights relating to such contracts, and certain tangible property, records, files and other assets, to Ignite Analytics, Inc.

The aggregate consideration for the disposition of both the HawkEye AP Business and the HawkEye G Business consists of: (i) an aggregate of $5.0 million in closing cash; (ii) approximately $2.0 million of retained trade receivables; (iii) 1.7 million shares of the common stock of the privately held parent of WatchGuard (“Parent Stock”) with a GAAP fair value of $0.34 million which is estimated to be liquidated eventually for $10 to $12 million assuming revenue growth and multiples of comparable companies offering similar security products and services; (iv) $3.0 million to be paid by WatchGuard Technologies, Inc. to Hexis on January 31, 2017; and (v) a potential earnout payment equal to the amount of all new HawkEye AP license sales in excess of an aggregate $4.0 million in the one year period following the closing of the HawkEye AP Business sale. The Hexis forecast for new HawkEye AP license sales for the one year period following the closing of the HawkEye AP Business sale was $6.5 million at the time of the closing of the sale HawkEye AP Business. In connection with the Hawkeye G Business sale, Hexis is obligated to pay approximately $3.85 million of operating expenses of the Hawkeye G Business for the period beginning on the closing date of the transaction and ending December 31, 2016.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated June 7, 2016
99.2	Unaudited Pro Forma Financial Statements and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ Philip L. Calamia
DATE: June 9, 2016	Philip L. Calamia
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Company dated June 7, 2016
99.2	Unaudited Pro Forma Financial Statements and accompanying notes.